Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions
13. Related Party Transactions

The Company is party to a Commercial Letter with DHL International GmbH (“DHL International”), dated March 27, 2017 and amended on December 7, 2020, pursuant to which the Company has undertaken to use DHL International exclusively for the provision of express shipping services to the Company’s customers, subject to certain exclusions described therein, and DHL International has undertaken certain commitments relating to the prices under which its services are offered to the Company. The current term of the Commercial Letter ends on March 27, 2022 and shall renew automatically thereafter until terminated by either the Company or DHL International upon twelve (12) months’ notice. In addition, the Company is party to a services agreement with DHL International (UK) Limited (“DHL UK”), dated May 21, 2019, under which DHL UK provides the Company with express shipping services relating to the purchase and sale of the Company’s customers’ products. The service agreement continues until terminated by either the Company or DHL UK in accordance with its terms. The consideration paid by the Company to DHL UK pursuant to the service agreement is contingent upon the extent of the shipping services provided. The Company entered similar arrangements with other DHL affiliated entities in the Netherlands, France and Spain. On November 17, 2022, we extended this agreement with DHL UK to be in effect until 2025. In connection with these arrangements, the Company recorded expenses included in Cost of revenue in the total amount of $53,861, $90,315 and $129,629 to DHL affiliated entities in the years ended December 31, 2020, 2021 and 2022, respectively. As of December 31, 2021 and 2022, the balances of accounts payable and accrued expenses in regards to DHL and its affiliated entities were $21,515 and $36,529, respectively (including duties charged by DHL).